Cover	Jul. 24, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002132617
Document Type	S-6
Entity Registrant Name	FT 13091
Document Period End Date	Jul. 24, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Objective. The Trust seeks above-average capital appreciation. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the industrials sector.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The outcome of the U.S. elections can have an impact on different sectors and industries. We have identified certain areas of the market that we believe may offer strong relative value and growth potential under the current administration as of the date of this prospectus. The Trust includes companies that in the Sponsor's determination are poised to benefit from the most recent election.

Our selection process attempts to find the common stocks with the best prospects for above-average capital appreciation by identifying those that meet our investment objectives, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.